                         Consent of Independent Auditor

We consent to the  incorporation by reference in the  Registration  Statement of
Mesa Laboratories, Inc. on Form S-8 of our report dated April 28, 2004, included in the Annual  Report on Form  10-KSB of Mesa  Laboratories,  Inc.  for the year ended  March 31,  2004.

We also  consent  to the  reference  to our firm in this  Prospectus  under  the caption "Experts".

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

February 17, 2005

Denver, Colorado